NOMINATION AGREEMENT

            THIS NOMINATION AGREEMENT (the "Agreement"), made as of the 30th day of June, 1999, by and among Douglas Mellinger, Gregory Mellinger, Paul Mellinger, Jerome Mellinger and Barbara Mellinger (hereinafter collectively referred to as the "Mellinger Family") and PRT Group Inc. (hereinafter referred to as the "Company").

                        W I T N E S S E T H :

            WHEREAS, Douglas Mellinger has been employed by the Company as Chairman and Chief Executive Officer of the Company;

            WHEREAS, Gregory Mellinger has been employed by the Company as Chief Operating Officer of the Company;

            WHEREAS, each of Douglas Mellinger and Gregory Mellinger are resigning their positions as officers of the Company on the date hereof;

            WHEREAS, in connection with the foregoing, each of Douglas Mellinger and Gregory Mellinger are entering into separate agreements (the "Office Resignation Agreements") with the Company on the date hereof (hereinafter referred to as the "Effective Date");

            WHEREAS, pursuant to the Office Resignation Agreement with Douglas Mellinger, as of the Effective Date Douglas Mellinger shall continue as a director of the Company and shall be appointed as Non-Executive Chairman of the Company Board of Directors (the "Company Board");

            WHEREAS, pursuant to the Office Resignation Agreement with Gregory Mellinger, as of the Effective Date Gregory Mellinger is resigning as an officer and a director of the Company; and

            WHEREAS, the Mellinger Family is a significant stockholder of the Company.

            NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto, intending to be legally bound, hereby agreed as follows:

            1.    Nominations to Company Board; Vote.

            (a)   It is hereby agreed that

      (i) for so long as the Mellinger Family collectively shall continue to hold in excess of thirty percent (30%) of the outstanding equity securities of the Company on a fully-diluted basis, the Mellinger Family shall be entitled to nominate up to two (2) persons acceptable to the Company Board, in addition to Douglas Mellinger, to stand for election to the Company Board (each, a "Nominee") and the Company Board shall use reasonable efforts to have Douglas Mellinger and the Nominees elected to the Company Board;

      (ii) for so long as the Mellinger Family collectively shall continue to hold in excess of twenty percent (20%) of the outstanding equity securities of the Company on a fully-diluted basis, the Mellinger Family shall be entitled to nominate one (1) Nominee acceptable to the Company Board, in addition to Douglas Mellinger, to stand for election to the Company Board and the Company Board shall use reasonable efforts to have Douglas Mellinger and the Nominee elected to the Company Board;

      (iii) for so long as the Mellinger Family collectively shall continue to hold in excess of ten percent (10%) of the outstanding equity securities of the Company on a fully-diluted basis, the Mellinger Family shall be entitled to nominate Douglas Mellinger to stand for election to the Company Board and the Company Board shall use reasonable efforts to have Douglas Mellinger elected to the Company Board.

If Douglas Mellinger shall be incapacitated or die, the Mellinger Family shall be entitled to nominate another person acceptable to the Company Board in his place. The Mellinger Family hereby nominates Ronald Weinberg as a Nominee. The Company Board shall appoint Mr. Weinberg to serve on the class of directors on the Company Board to be elected at the 2000 Annual Meeting of Company Stockholders and the Company Board shall appoint the second of such Nominees to serve on the class of directors on the Company Board to be elected at the 2002 Annual Meeting of Company Stockholders; provided, that Douglas Mellinger and the Nominees shall not in any case serve on the same class of directors. Thereafter during the term of this Agreement, Douglas Mellinger and the Nominee(s) or their replacements shall be nominated to be elected to serve with the respective classes of directors on which they or their predecessors had served as such classes come up for election pursuant to Article FIFTH of the Company's Amended and Restated Certificate of Incorporation. Douglas Mellinger and each of the Nominees, if any, shall promptly resign as directors of the Company at such time as the Mellinger Family shall no longer collectively hold in excess of ten percent (10%) of the outstanding equity securities of the Company on a fully-diluted basis.

            (b) For so long as the Mellinger Family has the right to nominate Douglas Mellinger or any Nominee(s) pursuant to the provisions of paragraph 1(a) hereof, each of the members of the Mellinger Family will vote for the slate of directors nominated by the Company.

            2. Appointment. Each member of the Mellinger Family hereby appoints Douglas Mellinger, or another member of the Mellinger Family if Douglas Mellinger shall become incapacitated or shall die, as his or her sole agent and representative in connection with the subject matter of this Agreement, including any nomination of Nominees pursuant to Section 1 hereof and exercise of preemptive rights pursuant to Section 3 hereof. In connection with the foregoing, the Company shall have no obligation to notify, confer with or otherwise respond to any member of the Mellinger Family other than Douglas Mellinger, and may rely solely upon the statements of Douglas Mellinger as those of the members of the Mellinger Family.

            3. Preemptive Rights. Until such time as the Mellinger Family collectively holds less than twenty percent (20%) of the outstanding equity securities of the Company on a fully-diluted basis, and subject to the terms and conditions specified in this Section 3, each time the Company proposes to offer any shares, or securities convertible into, or exchangeable or exercisable for shares, of its capital stock in a private placement (a "Private Placement") to any or all of the original purchasers of the Company's former Series A Convertible Preferred Stock issued on November 21, 1996 or their respective affiliates (the "Institutional Holders"), which preferred stock was converted into shares of Company common stock (the "Common Stock") at the time of the Company's initial public offering, the Company shall make an offering of such securities to the Mellinger Family in accordance with the following provisions:

                  (a) The Company shall deliver a notice ("Notice") to Douglas Mellinger, as representative of the Mellinger Family, stating (i) the Company's bona fide intention to offer such securities, (ii) the number of such securities to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such securities.

                  (b) By written notification received by the Company within fifteen (15) calendar days after receipt of the Notice, the Mellinger Family may elect to collectively purchase or obtain, at the price and on the terms specified in the Notice, up to that portion of the securities to be purchased collectively by the Institutional Investors which equals the proportion that the number of shares of Common Stock then held by the Mellinger Family bears to the total number of shares of Common Stock then collectively held by those Institutional Investors purchasing securities in the Private Placement and the Mellinger Family.

                  (c) If all securities referred to in the Notice which the Mellinger Family is entitled to obtain pursuant to Section 3(b) are not elected to be purchased by the Mellinger Family, the Company may, during the sixty (60) day period following the expiration of the notice provision provided in Section 3(b) hereof, offer the remaining unsubscribed portion of such securities to any person or persons at a price not less than, and upon terms no more favorable to the offeree than those specified in the Notice. If the Company does not enter into an agreement for the sale of such securities within such period, or if such agreement is not consummated within sixty (60) days of the execution thereof, the right provided hereunder shall be deemed to be revived and such securities shall not be offered unless first re- offered to the Mellinger Family in accordance herewith.

            4.    Non-disclosure; Non-disparagement.

            (a) Each of the Company and the members of the Mellinger Family agrees to keep the circumstances concerning this Agreement and its terms, as well as any negotiations and correspondence relating thereto, confidential and not to disclose the same to any person, except as may be required by either party to enforce this Agreement or to obtain legal advice, or except as may be required by law.

            (b) Each of the members of the Mellinger Family agrees not disparage, orally or in writing, the performance of the Company, the Company Board, any director of the Company, any specific former or current officer of the Company or the Company's management individually or as a group to any person.

            (c) Neither the Company, nor any of its directors or officers, shall disparage, orally or in writing, any member of the Mellinger Family.

            5. Legal Counsel. The Company has advised the members of the Mellinger Family to consult with attorney(s) of their choosing prior to the signing of this Agreement and the members of the Mellinger Family hereby represent to the Company that they have consulted with their attorney(s) prior to the execution of this Agreement.

            6. Term. This Agreement shall terminate and be of no further force or effect on or after June 30, 2005; provided, that the Mellinger Family may terminate this Agreement at any time and this Agreement shall be of no further force or effect.

            7.    Miscellaneous.

            (a) This Agreement shall be governed by and construed and enforced under the laws of the State of New York, without regard to its conflict of laws rules.

            (b) In the event that any one or more of the provisions of this Agreement is held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

            (c) Any notice to be given hereunder shall be in writing and shall be deemed given when mailed by certified mail, return receipt requested, addressed as follows:




                  To the Mellinger Family,
                  care of Douglas Mellinger, at:

                  ==================



                  To the Company at:

                  PRT Group Inc.
                  7 Skyline Drive
                  Hawthorne, NY 10532
                  Attention: General Counsel

            (e) This Agreement sets forth the entire agreement between the parties hereto with respect to the subject matter hereof and may not be amended or altered without the written consent of the parties. This Agreement supersedes all prior agreements and understandings between the parties with respect to the subject matter hereof. The parties may execute this Agreement in counterparts.

            (f) This Agreement is intended to be binding upon and shall inure to the benefit of the parties hereto and any successor in interest to the Company. The provisions of this Agreement are for the sole benefit of the parties hereto, and no provision hereof shall be deemed for the benefit of any other person or entity. No party hereto may assign this Agreement or any of their respective rights or obligations hereunder, including, without limitation, to any purchaser or transferee of the securities of the Company beneficially owned by the members of the Mellinger Family.

            (g) This Agreement may be executed in one or more counterparts, each of which when so executed and delivered will be an original, but all of which will together constitute one and the same instrument. This Agreement may be executed by facsimile signature.

            [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


            IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


DOUGLAS K. MELLINGER                PRT GROUP INC.


/S/ Douglas K. Mellinger            By: /S/ Dan S. Woodward
------------------------                ---------------------
                                    Name: Dan S. Woodward
                                    Title: President
GREGORY S. MELLINGER


/S/ Gregory S. Mellinger
------------------------


PAUL L. MELLINGER


/S/ Paul L Mellinger
------------------------


JEROME MELLINGER


/S/ Jerome Mellinger
------------------------


BARBARA MELLINGER


/S/ Barbara Mellinger
------------------------